EXHIBIT 21

           SUBSIDIARIES OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                                                                           JURISDICTION OF INCORPORATION
SUBSIDIARY                                                                 OR ORGANIZATION

Advised Assets Group, LLC                                                  Colorado
Alta Health & Life Insurance Company                                       Indiana
Alta Agency, Inc.                                                          New York
BenefitsCorp, Inc. (1)                                                     Delaware
BenefitsCorp, Inc. of Wyoming                                              Wyoming
GWFS Equities, Inc.                                                        Delaware
Canada Life Insurance Company of America                                   Michigan
Canada Life of America Financial Services, Inc.                            Georgia
Canada Life Insurance Company of New York                                  New York
Financial Administrative Services Corporation (2)                          Colorado
First Great-West Life & Annuity Insurance Company                          New York
Great-West Benefit Services, Inc.                                          Delaware
Greenwood Investments, LLC                                                 Colorado
GW Capital Management, LLC (3)                                             Colorado
GWL Properties, Inc.                                                       Colorado
Maxim Series Fund, Inc.                                                    Maryland
National Plan Coordinators of Delaware, Inc.                               Delaware
NPC Administrative Services Corporation                                    California
National Plan Coordinators of Washington, Inc.                             Washington
NPC Securities, Inc.                                                       California
Great-West Healthcare Holdings, Inc.                                       Colorado
Great-West Healthcare, Inc.                                                Vermont
Great-West Healthcare of Arizona, Inc.                                     Arizona
Great-West Healthcare of California, Inc.                                  California
Great-West Healthcare of Colorado, Inc.                                    Colorado
Great-West Healthcare of Florida, Inc.                                     Florida
Great-West Healthcare of Georgia, Inc.                                     Georgia
Great-West Healthcare of Illinois, Inc.                                    Illinois
Great-West Healthcare of Indiana, Inc.                                     Indiana
Great-West Healthcare of Kansas/Missouri, Inc.                             Kansas
Great-West Healthcare of Massachusetts, Inc.                               Massachusetts
Great-West Healthcare of New Jersey, Inc.                                  New Jersey
Great-West Healthcare of North Carolina, Inc.                              North Carolina
Great-West Healthcare of Ohio, Inc.                                        Ohio
Great-West Healthcare of Oregon, Inc.                                      Oregon
Great-West Healthcare of Pennsylvania, Inc.                                Pennsylvania
One Health Plan of Tennessee, Inc.                                         Tennessee
Great-West Healthcare of Texas, Inc.                                       Texas
Great-West Healthcare of Washington, Inc.                                  Washington
One Orchard Equities, Inc.                                                 Colorado
Orchard Capital Management, LLC                                            Colorado
Orchard Series Fund                                                        Delaware
Orchard Trust Company                                                      Colorado
P.C. Enrollment Services & Insurance Brokerage, Inc.                       Massachusetts
Westkin Properties Ltd.                                                    California


(1) Also doing business as Benefits Insurance Services, Inc.
(2) Also doing business as Financial Administrative Services Corporation of Colorado.
(3) Also doing business as Maxim Capital Management, LLC.